Investor Presentation

November 2017

Forward Looking Statements

Statements herein concerning MRI Interventions, Inc. (the “Company”) plans, growth and strategies may include forward-looking statements within the context of the federal securities laws. Statements regarding the Company's future events, developments and future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Uncertainties and risks may cause the Company's actual results to differ materially from those expressed in or implied by forward-looking statements. Particular uncertainties and risks include those relating to: the Company’s ability to obtain additional financing; estimates regarding the sufficiency of the Company’s cash resources; future revenues from sales of the Company’s ClearPoint System products; and the Company’s ability to market, commercialize and achieve broader market acceptance for the Company’s ClearPoint System products. More detailed information on these and additional factors that could affect the Company’s actual results are described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, which has been filed with the Securities and Exchange Commission, and our most recently filed Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, which will be filed with the Securities and Exchange Commission on or before August 15, 2017.

MRIC: The Platform Company for MRI-Guided Therapies

- MRI Interventions: Leader in the Delivery of MRI-Guided Therapies
  - Primary Innovator in the Field, grown out of the Advanced MR department at Johns Hopkins
  - Extensive Intellectual Property position: 70+ issued US patents, 45 international
  - Proven track record for conceiving, developing, commercializing and securing clinical adoption for our MRI-guided therapy platform
- Rapidly Growing Commercial Business; Established the Industry Platform for MRI-guided, Minimally-Invasive Neurosurgery
  - Strong and growing clinical footprint: 48 hospitals in the US
  - Accelerating adoption, revenue growth: 8 successive quarters of record procedures
  - Current procedures include DBS electrode placement, laser ablation, biopsy, drug delivery
  - MRIC's platform integrates with products from multiple companies (med device companies, imaging companies, biotechs)
- Expanding Platform into Adjacent Areas to Address Additional Unmet Medical Needs
  - Expanding platform into the stroke market; Joint Development Agmt with Mayo Clinic
  - Expanding our capabilities, adding novel ultrasound ablation technology via Co-Dev Agmt with Acoustic MedSystems; initial market is pancreatic cancer
  - Leveraging our existing platform, install base and technologies to enable a rapid, cost-effective path to additional markets

Our MRI-Guided Therapy Platform is Currently Being Used to:

Implant Neuro Stimulation Products from:

- Medtronic
- St. Jude Medical
- NeuroPace





Place Laser Ablation Probes from:

- Medtronic-Visualase
- Monteris Medical




Deliver Drugs and Biologics from:

- Voyager
- Medicenna
- Oxford Biomedica
- International Stem Cell Corporation

MRIC Platform Runs on <u>All</u> Major Scanners:

- Siemens
- GE
- Philips
- IMRIS






Broad and Growing User Base of Leading Neurosurgeons

ClearPoint® Is Installed in 52 Top US Hospitals and Growing

UC San Francisco
San Francisco VA
Stanford Univ
UCSF Benioff Childrens
USC
UC San Diego
Univ of Colo
Univ of Utah
Univ of Arizona
Cook Children's
MD Anderson
Methodist Hosp
Texas Children's Hosp
Riverside
Nationwide Children's
Children's Mercy
Kansas Univ Med Center
Univ of Wisconsin
Spectrum Health
Ohio State Univ
Univ of Cincinnati
Univ of Michigan



Brigham & Women's
Boston Children's
Yale Univ
Univ of Pitt Med Center
Memorial Sloan Kettering
Hackensack Univ Med Center
Cornell
Central Du Page
Nat. Institutes of Health
Nat Children's Hospital
Children's Hosp of Philadelphia
Univ of Virginia
Emory University
Carillion
Duke University
Children's of Alabama
CHOA Scottish Rite
Willis Knighton
Mayo Clinic Jacksonville
Miami Children's

Strong Commercial Sales and Clinical Support Teams in Place

Foundation of Our Platform:

ClearPoint Neuro Navigation System

Without ClearPoint, Minimally Invasive Neuro Procedures Are Performed "Blind"

Conventional Stereotactic Procedure



No real time images – images from earlier in the day or week

ClearPoint Neuro Procedure


dialing-in the correct alignment using real-time MRI
Left Bottom Cannula
Left STN

ClearPoint Neuro Navigation System:
MRI-Guided NeuroSurgical Platform

ClearPoint Components:

Capital Sale

Reusable Hardware Components



Integrated Software



Recurring Revenue

Single-Use, Disposable Components





Emory University Hospital



Univ. of California San Francisco
Medical Center



Univ. of Pittsburgh
Medical Center

Details on Our ClearPoint Neuronavigation System Platform

ClearPoint Procedure Overview:






ClearPoint Video
Entry and Trajectory


ENTRY PLANNING

ClearPoint Video
Alignment and Insertion



Multiple Clinical Applications for Our ClearPoint System

MRI-Guided Therapy Platform

Electrode Placement and Biopsy	Laser Ablation	Drug Delivery
		

Delivering Therapies to Address Significant Unmet Medical Needs:

- Parkinson's disease, Epilepsy, Brain Tumor, Dystonia

Enabling Multiple Therapies from Multiple Companies:

- Electrode Placement: Medtronic, St. Jude, Neuropace Laser Ablation: MDT/Visualase, Monteris
  Drug Delivery: Voyager, Medicenna, Oxford Biomedica, Int'l Stem Cell

(1) Laser Ablation - MR Thermometry is an MRI-based functionality available on most MR scanner platforms and it is a feature built into products from several third party vendors. The ClearPoint system enables MRI-guided procedures and allows physicians to use this inherent MR capability during a procedure.

(2) Drug Delivery - The SmartFlow® cannula received 510(k) clearance for injection of cytarabine, a chemotherapy drug, to the ventricles or removal of CSF from the ventricles during intracranial procedures. Delivery of other therapeutic agents, and delivery of agents to other areas of the brain, using the SmartFlow cannula is investigational.

Strong Business Model for Our Core MRI-Guided Navigation Platform

- ClearPoint Hardware/Software: $100,000 - $150,000 ASP
- ClearPoint Disposables: ~$7,500 ASP per procedure with strong margins
- Recurring revenue from the sale of disposables
- Procedures covered by existing inpatient DRG reimbursement codes
- Same razor/razorblade model applies to future product sales


CLEARPOINT
MRI



ClearPoint Neurosurgical Procedure Growth



800
700
600
500
400
300
200
100
0
Procedures
625-675
2013
2014
2015
2016
2017
Outlook

CAGR, 2013 – 2016: 46%

- Q1, 2017:
  146 Procedures
- Q2, 2017:
  162 Procedures
- Q3, 2017:
  161 Procedures

Expanding Our Platform:

New Procedural Applications

Expanding MRIC's MRI-Guided Therapy Platform

Benefits Larger Patient Populations

First, MRIC established the Capability of the Platform…

- ✔ Began with Electrode Placement (DBS) – Parkinson's disease, dystonia
- ✔ Expanded to Biopsy – Brain Tumor
- ✔ Expanded to Laser Ablation Probe Placement – Epilepsy and Brain Tumor
- ✔ Expanded to Drug Delivery – Parkinson's Disease and Brain Tumor

…now, Expanding the Reach of the MRI-Guided Platform

- ✔ Expanding into the Stroke Market – Intra-Cranial Hemorrhage
- ✔ Adding Novel Ablation Technology to Platform – Initial focus in Pancreatic Cancer

Expanding into the Stroke Market

Leveraging Existing Capabilities and Install Base

Expanding the Reach of the MRIC Platform into the Stroke Market

- Joint Development Agreement with Mayo Clinic
- Dr. Bernard Bendok, Chair of Neurosurgery, Mayo Arizona



Large Stroke Market

- 5th leading cause of death in US
- Leading cause of permanent disability
- Affects 800,000 people in the US every year

Initial Stroke Product (ClearAway™) Targets Intracerebral Hemorrhage (ICH)

- Only major stroke subtype w/o clearly effective therapy – major unmet medical need
- Affects 80,000 to 100,000 people in the US each year
- MRIC market opportunity is 12,000 to 15,000 cases/year

Our MRI-Guided Approach to Intra Cerebral Hemorrhagic Stroke

Current Approaches for Hemorrhage Removal and Decompression are Inadequate:

- Open craniotomy provides visibility but is highly invasive, destroys brain tissue
- Minimally Invasive approach has very limited ability to quantify volume reduction of the hemorrhage or monitor subsequent bleeds

Our Unique ClearAway MRI-Guided Therapy Approach to ICH

- Detailed, continuous, high resolution, 3 dimensional visibility
- Minimally invasive approach



Expected Path to Market

- Builds directly on our ClearPoint Platform
  - ClearPoint software and hardware; SmartFrame
  - Hemorrhage aspiration components
- Potential 510(k) regulatory path
- Projected market introduction as soon as 12-18 months

U.S. Market Opportunity = $72 million to $90 million

95% of Our Existing ClearPoint Adult Sites Have a Stroke Program!

Expanding our Platform with a Novel Ablation Technology
Co-Development Agreement Will Add Additional Capabilities

License and Co-Development Agreement with Acoustic MedSystems (AMS)

- Leading developer of ultrasound ablation technologies and systems
- Base technology has 510k clearance
- Initial license areas: WW Excl. for Pancreatic Cancer, Excl. Option for Brain Applications

AMS Ultrasound Technology Provides Unique Capabilities over Other Ablative Energy Sources

- Precision ablation over small and large areas
- Directional and depth control
- "Protected Zone" between transducer and ablated tissue

Directional Ablation



AMS Ultrasound Technology Works with MRI Interventions' Technology

- MRI-friendly components
- Enhanced by real-time, MRI-guidance
- Can incorporate real-time MRI-thermometry

Strong Pipeline of New Products to Add to our Existing Products

Leveraging our MRI-Guided Therapy Platform


Projected Development Pipeline
2017
2018
Q2
Q3
Q4
Q1
Q2
Q3
Q4
New Products in Development
ClearPoint Software 2.0
commercializing
ClearPoint Drug Delivery Cannula – CE Mark
commercializing
ClearAway™ - Intracerebral Hemorrhage
Commercializing / FHU
ClearAblate™ – Pancreas/Liver (Gen 1)
ClearAblate™ – Pancreas (Gen 2)
development
Drug Trials in Progress
Voyager (Parkinson's disease)
I
II
Medicenna (GBM Brain Tumors)
II
Oxford Biomedica (Parkinson's disease)
I
Lysogene (Sanfilippo A)
I
International Stem Cell (for Parkinson's disease)
I
510(k) filed
C
Commercializing
I
Phase I
II
Phase II

Addressable Markets for our MRI-Guided Therapy Platform

	Functional Neurosurgery Market			Stroke	Oncology	Drug Delivery Market	
	Parkinsons	Epilepsy	Brain Tumor	ICH	Pancreas	Parkinson's	Brian Tumor
Prevalence	1,500,000	2,200,000	80,000	90,000	50,000	1,500,000	80,000
Annual Potential Procedures	12,500	28,000	15,000	13,500	12,500	25,000	26,000
Est. Average Selling Price	$7,500	$7,500	$7,500	$6,000	$5,000	$14,000	$8,000
Annual Market Opportunity	*$93 Million*	*$210 Million*	*$112 Million*	*$81 Million*	*$62 Million*	*$350 Million*	*$208 Million*

Growing Current Market

Continue to Grow Install Base and Increase Utilization

12-18 Months

Same Hospital
Same MRI Suite
Neurosurgery
New Application

18-24 Months

Same Hospital
Same MRI Suite
New Physician
New Application

24+ Months

Continue involvement in
Current Trials
Add New Trials

Note: Market sizes for brain tumor, ICH are Pancreatic cancer are incidence numbers because of the nature of those diseases. Prevalence numbers are based on either market research conducted by a third party on behalf of MRI Interventions or research conducted by MRI Interventions of publicly available sources.

MRI INTERVENTIONS

Financials

Revenue Growth Accelerating…



$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Total Revenue
2013
2014
2015
2016
Q1-3 2017
Consumables
Capital / Service
Other

Disposable Product
Estimated CAGR: *30%*

Other Results of Note:

- Installed at 52 of 250+ target US neurosurgery centers
- H1 2017 revenue of $4.0 mm
- 2017 nine months of revenue are $5.4million; 2016 full year revenue was $5.6 million

Cash Flow From Operations*: 2015 – Q2, 2017



$0
-$500,000
-$1,000,000
-$1,500,000
-$2,000,000
-$2,500,000
-$3,000,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2015
2016
2017

*Excludes interest payments, non-cash compensation and financing costs

Income Statement, Last 5 Quarters

	Quarter Ended				
	Sep-16	Dec-16	Mar-17	Jun-17	Sep-17
Revenues:					
Disposable product revenues	$ 1,272	$ 1,363	$ 1,663	$ 1,436	$ 1,421
Reusable product revenues	309	224	259	457	208
Total product revenues	1,581	1,587	1,922	1,893	1,629
Service revenues	35	48	85	83	88
Total revenues	1,616	1,635	2,007	1,976	1,717
Cost of product revenues	748	677	752	798	689
Gross profit	868	958	1,255	1,178	1,028
Gross profit %	55%	60%	65%	62%	60%
Total operating expenses	2,578	2,748	2,608	3,000	2,355
Operating loss	(1,710)	(1,790)	(1,354)	(1,822)	(1,327)

Experienced Medical Device Management Team

Management Team

Joseph Burnett	CEO	Philips, Volcano Precision Guided Therapy, Boston Scientific
Peter Piferi	COO	Edwards, HeartWare, Cordis
Wendelin Maners	VP Sales & Mrktg	Boston Scientific, CSA Medical
Hal Hurwitz	CFO	pwc, ev3

Board of Directors

- **Kimble Jenkins, Chairman** — MRI Interventions; Morgan Keegan
- **Maria Sainz** — Cardiokinetics; concentric; stryker; Guidant
- **John Fletcher** — Fletcher Spaght Inc. *Managing Partner, Founder*
- **Pascal Girin** — Wright; ev3
- **Timothy Richards** — VNUS; Covidien; B|Braun Sharing Expertise
- **Jack Spencer** — Ernst & Young

MRI Interventions

Summary

Significant Value in Owning the MRI-Guided Therapy Platform

Leader in this Field

- Primary Innovator, Established Clinical Footprint, Industry Integration, IP

World-Class Research Institutions Behind All Major Initiatives

Proven Ability to Develop, Commercialize and Secure Clinical Adoption of our Platform

Leveraging our Prior Investment to Cost-Effectively Expand into Stroke Market

Adding a Unique Ultrasound Ablation Capability to Broaden our Platform

Strong Revenue Growth and a Strong Product Pipeline